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                                                                   EXHIBIT 99(C)

                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
                          6.125% SENIOR NOTES DUE 2004
                          6.500% SENIOR NOTES DUE 2009
                          7.000% SENIOR NOTES DUE 2029
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)

                                       OF

                              CMS HOLDING COMPANY
                         WHICH HAS MERGED WITH AND INTO
                      PANHANDLE EASTERN PIPE LINE COMPANY

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Panhandle Eastern Pipe Line Company (the "Company") made
pursuant to the Prospectus, dated                , 1999 (the "Prospectus"), if
certificates for the outstanding 6.125% Senior Notes due 2004; 6.500% Senior Notes due 2009; 7.000% Senior Notes due 2029 issued by CMS Holding Company which has merged with and into the company (the "Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to Bank One Trust Company, NA, successor to NBD Bank (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) as well as all tendered Notes in proper form for transfer (or a confirmation of book-entry transfer of such Notes into the Exchange Agent's account at the Depository Trust Company) and all other documents required by the Letter of Transmittal must also be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                   BANK ONE TRUST COMPANY, NA, EXCHANGE AGENT

  By Mail, (Certified, Registered, Overnight or First Class) or Hand Delivery:

                           Bank One Trust Company, NA
                  c/o First Chicago Trust Company of New York
                                 14 Wall Street
                              8th Floor, Window 2
                            New York, New York 10005

                                 By Facsimile:
                        (For Eligible Institutions Only)
                                 (212) 240-8938

                                Telephone Number
                                 (212) 240-8801

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL
                        NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Notes Tendered: (1)

          $
          --------------------------------------------------

(1) Must be in denominations of principal amount of $1,000 and any integral multiple thereof

Certificate Nos. (if available):

   ------------------------------------------------------------------

Total Principal Amount Represented by Certificate(s):

          $
           ------------------------------------------------------------------

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

x
------------------------------------------------------------    ---------------------------------------

------------------------------------------------------------    ---------------------------------------
                                                                                 DATE
 SIGNATURE(S) OF OWNER(S) OR AUTHORIZED SIGNATORY

Area Code and Telephone Number:
                                ----------------------------------------------

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     Must be signed by the holder(s) of Notes as their name(s) appear(s) on certificates for Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                      Please print name(s) and address(es)

Name(s)                -----------------------------------------------------------------------------------------------------
                       -----------------------------------------------------------------------------------------------------
                       -----------------------------------------------------------------------------------------------------
                       -----------------------------------------------------------------------------------------------------
Capacity:              -----------------------------------------------------------------------------------------------------
                       -----------------------------------------------------------------------------------------------------
Address(es):           -----------------------------------------------------------------------------------------------------
                       -----------------------------------------------------------------------------------------------------
Account Number:        -----------------------------------------------------------------------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Notes being tendered hereby or confirmation of book-entry transfer of such Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm
             ---------------------------------       Authorized Signature
                                                                         --------------------------
Address
       ---------------------------------------
                                                     Name
                                                     ----------------------------------------------
                                                                 (PLEASE TYPE OR PRINT)
----------------------------------------------       Title
                                                          -----------------------------------------
Area Code &                                          Date
                                                          -----------------------------------------
Telephone No.
             ----------------------------------

NOTE: DO NOT SEND CERTIFICATES OF NOTES WITH THIS FORM. CERTIFICATES OF NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

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